                                                                     EXHIBIT 4.8

                              GUARANTEE SUPPLEMENT

                  GUARANTEE SUPPLEMENT, dated June 5, 1998, to the Guarantee, dated as of June 7, 1989 (the "SUBSIDIARY GUARANTEE"), made by the corporations that are signatories thereto in favor of THE CHASE MANHATTAN BANK (as successor to Chemical Bank (as successor to Manufacturers Hanover Trust Company)), as agent (in such capacity, the "AGENT") for the banks (the "BANKS") that are parties to the Credit Agreement referred to below.

                              W I T N E S S E T H :
                              - - - - - - - - - - -

                  WHEREAS, American Media Operations, Inc. (as successor to Enquirer/Star, Inc. (as successor to GP Group, Inc.)), a Delaware corporation (the "COMPANY"), the Banks and the Agent are parties to a Credit Agreement dated as of June 7, 1989, (the "ORIGINAL CREDIT AGREEMENT") as amended by the Amended and Restated Credit Agreement, dated as of June 28, 1990, the Second Amended and Restated Credit Agreement, dated as of May 12, 1992, the Third Amended and Restated Credit Agreement, dated as of November 10, 1994, and the Fourth Amended and Restated Credit Agreement, dated as of June 5, 1998 (as amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"), among the Company, certain of its subsidiaries, certain banks and other financial institutions, and the Agent, and, in connection therewith, certain subsidiaries of the Company have executed and delivered the Subsidiary Guarantee in favor of the Agent; and

                  WHEREAS, pursuant to the provisions of subsection 7.3 of the Original Credit Agreement the Company has agreed that, in the circumstances described therein, it would cause certain Persons which, after the date of the Original Credit Agreement, become subsidiaries of the Company to become parties to the Subsidiary Guarantee by executing and delivering supplements thereto in the form of this Guarantee Supplement; and

                  WHEREAS, the undersigned (the "NEW GUARANTOR"), which was not originally a party to the Subsidiary Guarantee, has become a Subsidiary of the Company and wishes to become a party to the Subsidiary Guarantee;

                  NOW THEREFORE, the New Guarantor and the Company hereby agree as follows:

                  1. The New Guarantor agrees to be bound by the provisions of the Subsidiary Guarantee and agrees that it shall on the date of this Supplement become a Guarantor for all purposes of the Subsidiary Guarantee to the same extent as if originally a Guarantor thereunder.

                  2. To induce the Agent to accept this Guarantee Supplement and to continue to extend credit to the Company pursuant to the Credit Agreement, the Company hereby confirms that all the representations and warranties set forth in Section 3 of the Credit Agreement, insofar as they relate to "Credit Parties" and "Credit Documents", shall include the New Guarantor and the Subsidiary Guarantee, as supplemented by this Guarantee Supplement, respectively, and hereby represents and warrants that such representations and warranties are correct in all material respects on the date hereof.

                  3. Term defined in the Credit Agreement shall have their defined meanings when used herein.

                  IN WITNESS WHEREOF, the undersigned has caused this Guarantee Supplement to be executed and delivered by a duly authorized officer on the date first above written.

AMERICAN MEDIA OPERATIONS, INC.

By:
   ---------------------------
   Title:


FRONTLINE MARKETING, INC.


By:
   ---------------------------
   Title:


Accepted this 5th day of
June, 1998.


THE CHASE MANHATTAN BANK,
as Agent

By:
   ---------------------------
   Title:

                              GUARANTEE SUPPLEMENT

                  GUARANTEE SUPPLEMENT, dated June 5, 1998, to the Guarantee, dated as of June 7, 1989 (the "SUBSIDIARY GUARANTEE"), made by the corporations that are signatories thereto in favor of THE CHASE MANHATTAN BANK (as successor to Chemical Bank (as successor to Manufacturers Hanover Trust Company)), as agent (in such capacity, the "AGENT") for the banks (the "BANKS") that are parties to the Credit Agreement referred to below.

                              W I T N E S S E T H :
                              - - - - - - - - - - -

                  WHEREAS, American Media Operations, Inc. (as successor to Enquirer/Star, Inc. (as successor to GP Group, Inc.)), a Delaware corporation (the "COMPANY"), the Banks and the Agent are parties to a Credit Agreement dated as of June 7, 1989, (the "ORIGINAL CREDIT AGREEMENT") as amended by the Amended and Restated Credit Agreement, dated as of June 28, 1990, the Second Amended and Restated Credit Agreement, dated as of May 12, 1992, the Third Amended and Restated Credit Agreement, dated as of November 10, 1994, and the Fourth Amended and Restated Credit Agreement, dated as of June 5, 1998 (as amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"), among the Company, certain of its subsidiaries, certain banks and other financial institutions, and the Agent, and, in connection therewith, certain subsidiaries of the Company have executed and delivered the Subsidiary Guarantee in favor of the Agent; and

                  WHEREAS, pursuant to the provisions of subsection 7.3 of the Original Credit Agreement the Company has agreed that, in the circumstances described therein, it would cause certain Persons which, after the date of the Original Credit Agreement, become subsidiaries of the Company to become parties to the Subsidiary Guarantee by executing and delivering supplements thereto in the form of this Guarantee Supplement; and

                  WHEREAS, the undersigned (the "NEW GUARANTOR"), which was not originally a party to the Subsidiary Guarantee, has become a Subsidiary of the Company and wishes to become a party to the Subsidiary Guarantee;

                  NOW THEREFORE, the New Guarantor and the Company hereby agree as follows:

                  1. The New Guarantor agrees to be bound by the provisions of the Subsidiary Guarantee and agrees that it shall on the date of this Supplement become a Guarantor for all purposes of the Subsidiary Guarantee to the same extent as if originally a Guarantor thereunder.

                  2. To induce the Agent to accept this Guarantee Supplement and to continue to extend credit to the Company pursuant to the Credit Agreement, the Company hereby confirms that all the representations and warranties set forth in Section 3 of the Credit

Agreement, insofar as they relate to "Credit Parties" and "Credit Documents", shall include the New Guarantor and the Subsidiary Guarantee, as supplemented by this Guarantee Supplement, respectively, and hereby represents and warrants that such representations and warranties are correct in all material respects on the date hereof.

                  3. Term defined in the Credit Agreement shall have their defined meanings when used herein.

                  IN WITNESS WHEREOF, the undersigned has caused this Guarantee Supplement to be executed and delivered by a duly authorized officer on the date first above written.


AMERICAN MEDIA OPERATIONS, INC.


By:
   ---------------------------
   Title:


RETAIL MARKETING NETWORK, INC.


By:
   ---------------------------
   Title:


Accepted this 5th day of
June, 1998.



THE CHASE MANHATTAN BANK,
as Agent

By:
   ---------------------------
   Title:

                              GUARANTEE SUPPLEMENT

                  GUARANTEE SUPPLEMENT, dated June 5, 1998, to the Guarantee, dated as of June 7, 1989 (the "SUBSIDIARY GUARANTEE"), made by the corporations that are signatories thereto in favor of THE CHASE MANHATTAN BANK (as successor to Chemical Bank (as successor to Manufacturers Hanover Trust Company)), as agent (in such capacity, the "AGENT") for the banks (the "BANKS") that are parties to the Credit Agreement referred to below.

                              W I T N E S S E T H :
                              - - - - - - - - - - -


                  WHEREAS, American Media Operations, Inc. (as successor to Enquirer/Star, Inc. (as successor to GP Group, Inc.)), a Delaware corporation (the "COMPANY"), the Banks and the Agent are parties to a Credit Agreement dated as of June 7, 1989, (the "ORIGINAL CREDIT AGREEMENT") as amended by the Amended and Restated Credit Agreement, dated as of June 28, 1990, the Second Amended and Restated Credit Agreement, dated as of May 12, 1992, the Third Amended and Restated Credit Agreement, dated as of November 10, 1994, and the Fourth Amended and Restated Credit Agreement, dated as of June 5, 1998 (as amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"), among the Company, certain of its subsidiaries, certain banks and other financial institutions, and the Agent, and, in connection therewith, certain subsidiaries of the Company have executed and delivered the Subsidiary Guarantee in favor of the Agent; and

                  WHEREAS, pursuant to the provisions of subsection 7.3 of the Original Credit Agreement the Company has agreed that, in the circumstances described therein, it would cause certain Persons which, after the date of the Original Credit Agreement, become subsidiaries of the Company to become parties to the Subsidiary Guarantee by executing and delivering supplements thereto in the form of this Guarantee Supplement; and

                  WHEREAS, the undersigned (the "NEW GUARANTOR"), which was not originally a party to the Subsidiary Guarantee, has become a Subsidiary of the Company and wishes to become a party to the Subsidiary Guarantee;

                  NOW THEREFORE, the New Guarantor and the Company hereby agree as follows:

                  1. The New Guarantor agrees to be bound by the provisions of the Subsidiary Guarantee and agrees that it shall on the date of this Supplement become a Guarantor for all purposes of the Subsidiary Guarantee to the same extent as if originally a Guarantor thereunder.

                  2. To induce the Agent to accept this Guarantee Supplement and to continue to extend credit to the Company pursuant to the Credit Agreement, the Company hereby confirms that all the representations and warranties set forth in Section 3 of the Credit

Agreement, insofar as they relate to "Credit Parties" and "Credit Documents", shall include the New Guarantor and the Subsidiary Guarantee, as supplemented by this Guarantee Supplement, respectively, and hereby represents and warrants that such representations and warranties are correct in all material respects on the date hereof.

                  3. Term defined in the Credit Agreement shall have their defined meanings when used herein.

                  IN WITNESS WHEREOF, the undersigned has caused this Guarantee Supplement to be executed and delivered by a duly authorized officer on the date first above written.

AMERICAN MEDIA OPERATIONS, INC.

By:
   ---------------------------

   Title:

AMERICAN MEDIA MARKETING, INC.

By:
   ---------------------------
   Title:

Accepted this 5th day of June, 1998.

THE CHASE MANHATTAN BANK,

as Agent

By:
   ---------------------------
   Title: